UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 20, 2007

STEWARDSHIP FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey	0-21855	22-3351447
(State or other jurisdiction	Commission File	(IRS Employer
of incorporation)	Number	Identification No.)

630 Godwin Avenue, Midland Park, NJ 07432
(Address of principal executive offices) (Zip Code)

(201) 444-7100
Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On March 20, 2007 Stewardship Financial Corporation (the “Registrant”) announced that its Board of Directors has approved the decision to cause the listing of its common stock to be withdrawn from the OTCBB and to list its common stock on the Nasdaq Stock Market LLC. The Registrant expects that its common stock will begin trading on The Nasdaq Capital Market under the symbol SSFN at the opening of trading on March 28, 2007. The Registrant’s common stock will continue to trade on the OTCBB under the symbol SSFN until the close of trading on March 27, 2007. A copy of the press release, dated March 20, 2007, is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The exhibit index filed herewith is incorporated herein by reference.

Exhibit 99.1 - Press release dated March 20, 2007

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 22, 2007	Stewardship Financial Corporation

/s/ Julie E. Holland
Julie E. Holland
Senior Vice President and Treasurer